UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22520

Oppenheimer Ultra-Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/30/2015

Item 1.	Reports to Stockholders.

Semiannual Report 1/31/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Ultra-Short Duration Fund

Performance*

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15

	Class Y Shares Inception (4/25/11)	Class I Shares Inception (11/28/14)	BofA Merrill Lynch 3- Month U.S. Treasury Bill Index
6-Month	0.16%	N/A	0.01%
1-Year	0.33	N/A	0.03
Since Inception - Y shares	0.53	N/A	0.07
Since Inception - I shares	N/A	0.06%	0.02

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/15

Class I	0.30%
Class Y	0.29

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). There is no sales charge for Class I and Y shares.

2        OPPENHEIMER ULTRA-SHORT DURATION FUND

Standardized yield is based on net investment income for the 30-day period ended 1/31/15 and the net asset value for Class I and Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

*January 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

3        OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Performance Discussion

The Fund’s Class Y shares produced a total return of 0.16% over the 6-month reporting period, compared to a 0.01% total return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the same period.

Despite volatility among short term interest rates stemming from changing expectations about when the Federal Reserve’s (the “Fed”) target rate could be raised this year, the Fund proved able to generate a higher level of current income than traditional money market funds, with very little principal volatility.

MARKET OVERVIEW

Throughout the reporting period, the Fed continued to taper its large scale asset purchase program by $10 billion per month, and eventually ended the program in late October 2014. Despite the Fed’s tapering, other central banks throughout the globe executed exceedingly loose monetary policies, providing plenty of liquidity to the markets.

In the U.S., although data in the U.S. softened for the first quarter due partially to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and 5.0%, respectively. According to estimates as of the reporting period’s end, GDP in the fourth quarter slowed with an increase of 2.2%.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell.

FUND REVIEW

The Fund continues to invest the majority of its assets in money market securities, with maturities of one-year or less. This focus generally allows the Fund to have lower

4        OPPENHEIMER ULTRA-SHORT DURATION FUND

volatility than its peer group and increases its inherent liquidity.

At the same time, we continued to complement investments in traditional money market securities with short-term notes and bonds with maturities of one to three years. We identified strong relative values among high-quality, short-term corporate bonds and, to a lesser extent, U.S. government agency securities. We typically held these longer term securities until they became eligible for traditional money market funds, a strategy that generated additional returns. The Fund’s holdings of money market instruments generally emphasized commercial paper and floating-rate securities on which yields are reset monthly or quarterly.

We maintained the Fund’s weighted average maturity in a relatively narrow band during the reporting period, and have recently reduced its duration posture to the shorter end of the band in anticipation of a slowly rising interest rate environment.

STRATEGY & OUTLOOK

Although we expect money market yields to remain near historical lows this year, the market appears to be anticipating higher rates in the latter half of 2015 as the U.S. economy continues to recover. Furthermore, we expect the Fed to begin the process of “normalizing” short-term interest rates to occur sometime in 2015, which would raise yields on the money market securities we continue to emphasize. Therefore, we intend to maintain the Fund’s modestly short average duration, which we believe can give us greater flexibility to capture higher yields as they become available in both the money market and short term bond markets.

Christopher Proctor, CFA Portfolio Manager	Adam S. Wilde, CFA Portfolio Manager

5        OPPENHEIMER ULTRA-SHORT DURATION FUND

The Fund’s performance is compared to the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6        OPPENHEIMER ULTRA-SHORT DURATION FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION
Short-Term Notes	51.5%
Non-Convertible Corporate Bonds and Notes	37.5
Certificates of Deposit	8.1
U.S. Government Obligations	1.7
Investment Company Oppenheimer Institutional Money Market Fund	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of January 30, 2015, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	2.5%
AA	12.6
A	56.8
BBB	22.8
Unrated	5.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 30, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*January 30, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

7        OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER ULTRA-SHORT DURATION FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015[1,2]
Class A	$1,000.00	$1,000.30	$1.61
Class I	1,000.00	1,000.60	0.42
Class Y	1,000.00	1,001.60	1.26

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,023.46	1.62
Class I	1,000.00	1,023.87	1.22
Class Y	1,000.00	1,023.82	1.27

1. Actual expenses paid for Classes A and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Annual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 64/365 to reflect the period from November 28, 2014 (inception of offering) to January 30, 2015.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 for Classes A and Y and for the period from November 28, 2014 (inception of offering) to January 30, 2015 for Class I are as follows:

Class	Expense Ratios
Class A	0.32%
Class I	0.24
Class Y	0.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Principal Amount	Value
U.S. Government Obligations—1.6%
Federal Home Loan Mortgage Corp. Nts.:
0.625%, 12/26/17[1]	$3,700,000	$3,701,584
0.75%, 1/16/18[1]	1,800,000	1,800,137
0.75%, 1/30/18	1,400,000	1,400,396
Total U.S. Government Obligations (Cost $6,899,445)		6,902,117

Corporate Bonds and Notes—37.6%
Consumer Discretionary—3.8%
Automobiles—3.8%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	2,735,000	2,746,085
1.65% Sr. Unsec. Nts., 4/10/15[2]	2,000,000	2,003,932
2.625% Sr. Unsec. Nts., 9/15/16[2]	2,815,000	2,890,560
Volkswagen International Finance NV:
0.562% Sr. Unsec. Nts., 11/18/15[1,2]	3,000,000	3,005,769
1.125% Sr. Unsec. Nts., 11/18/16[2]	2,955,000	2,960,748
1.625% Sr. Unsec. Nts., 3/22/15[2]	2,000,000	2,003,164
		15,610,258

Consumer Staples—1.7%
Tobacco—1.7%
Altria Group, Inc., 4.125% Sr. Unsec. Nts., 9/11/15	6,930,000	7,084,969

Energy—1.4%
Oil, Gas & Consumable Fuels—1.4%
BP Capital Markets plc:
0.462% Sr. Unsec. Nts., 5/7/15[1]	4,000,000	4,001,080
0.562% Sr. Unsec. Nts., 11/6/15[1]	2,000,000	2,002,336
		6,003,416

Financials—21.2%
Commercial Banks—17.3%
Bank of America Corp.:
1.50% Sr. Unsec. Nts., 10/9/15	1,363,000	1,369,364
3.70% Sr. Unsec. Nts., 9/1/15	5,070,000	5,159,891
Bank of Nova Scotia (The):
1.25% Sr. Unsec. Nts., 4/11/17	2,500,000	2,509,968
2.05% Sr. Unsec. Nts., 10/7/15	2,000,000	2,023,144
BNP Paribas SA, 3.60% Sr. Unsec. Nts., 2/23/16	1,310,000	1,348,302
Citigroup, Inc., 2.65% Sr. Unsec. Nts., 3/2/15	4,111,000	4,118,223
Danske Bank, 3.75% Sr. Unsec. Nts., 4/1/15[2]	3,158,000	3,174,450
Fifth Third Bancorp, 3.625% Sr. Unsec. Nts., 1/25/16	4,000,000	4,104,712
HSBC USA, Inc., 2.375% Sr. Unsec. Nts., 2/13/15	2,667,000	2,668,672
JPMorgan Chase & Co., 1.10% Sr. Unsec. Nts., 10/15/15	5,715,000	5,737,031
KeyCorp, 3.75% Sr. Unsec. Nts., 8/13/15	9,500,000	9,659,021
National Australia Bank Ltd.:
0.486% Sr. Unsec. Nts., 12/9/16[1,2]	6,000,000	6,000,408
3.75% Sr. Unsec. Nts., 3/2/15[2]	2,400,000	2,406,514
Nordea Bank AB:
0.693% Sr. Unsec. Nts., 5/13/16[1,2]	5,000,000	5,019,425

10      OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks (Continued)
Nordea Bank AB: (Continued)
3.125% Sr. Unsec. Nts., 3/20/17[2]	$500,000	$519,687
Rabobank Nederland, 3.20% Sr. Unsec. Nts., 3/11/15[2]	1,472,000	1,476,707
Sumitomo Mitsui Banking Corp.:
0.90% Sr. Unsec. Nts., 1/18/16	1,000,000	1,001,790
3.15% Sr. Unsec. Nts., 7/22/15[2]	3,740,000	3,784,820
Svenska Handelsbanken AB, 0.697% Sr. Unsec. Nts., 3/21/16[1,3]	5,000,000	5,020,190
Westpac Banking Corp., 0.663% Sr. Unsec. Nts., 11/25/16[1]	5,000,000	5,012,065
		72,114,384

Consumer Finance—3.9%
American Express Credit Corp.:
1.30% Sr. Unsec. Nts., 7/29/16	6,000,000	6,042,912
1.75% Sr. Unsec. Nts., 6/12/15	1,000,000	1,005,065
Capital One Financial Corp., 1% Sr. Unsec. Nts., 11/6/15	9,050,000	9,070,480
		16,118,457

Industrials—5.9%
Industrial Conglomerates—2.8%
General Electric Capital Corp.:
0.433% Sr. Unsec. Nts., 5/11/16[1]	1,025,000	1,026,024
0.907% Sr. Unsec. Nts., 9/30/15[1]	1,165,000	1,168,074
1.102% Sr. Unsec. Nts., 5/9/16[1]	1,170,000	1,180,988
1.625% Sr. Unsec. Nts., 7/2/15	2,500,000	2,514,358
2.25% Sr. Unsec. Nts., 11/9/15	2,000,000	2,029,486
4.375% Sr. Unsec. Nts., 9/21/15	1,600,000	1,639,893
4.875% Sr. Unsec. Nts., 3/4/15	1,480,000	1,485,655
6.90% Sr. Unsec. Nts., 9/15/15	560,000	583,154
		11,627,632

Machinery—1.3%
Caterpillar, Inc., 5.70% Sr. Unsec. Nts., 8/15/16	4,892,000	5,278,306

Road & Rail—1.8%
Norfolk Southern Corp., 5.75% Sr. Unsec. Nts., 1/15/16	2,470,000	2,587,930
Ryder System, Inc., 3.15% Sr. Unsec. Nts., 3/2/15	5,075,000	5,085,003
		7,672,933

Information Technology—1.7%
IT Services—1.7%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	6,880,000	6,888,985

Materials—1.9%
Chemicals—1.0%
PPG Industries, Inc., 1.90% Sr. Unsec. Nts., 1/15/16	4,010,000	4,050,112

Metals & Mining—0.9%
Rio Tinto Alcan, Inc., 5% Sr. Unsec. Nts., 6/1/15	1,200,000	1,217,852
Rio Tinto Finance USA plc, 0.795% Sr. Unsec. Nts., 6/19/15[1]	2,500,000	2,502,155
		3,720,007
Total Corporate Bonds and Notes (Cost $156,001,354)		156,169,459

11      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Short-Term Notes—51.6%
Auto Components—0.8%
BorgWarner, Inc., 0.41%, 2/4/15	$3,200,000	$3,199,927

Banks—5.9%
Bank of Nova Scotia (The), 0.562%, 4/11/17[1]	2,000,000	1,999,260
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 0.684%, 2/26/16[1,2]	4,040,000	4,046,682
BNP Paribas SA:
0.542%, 11/7/15[1]	2,500,000	2,499,335
0.83%, 12/12/16[1]	3,500,000	3,509,979
Commonwealth Bank of Australia, 0.747%, 9/20/16[1,2,3]	3,000,000	3,013,839
Santander Commercial Paper SA, 0.756%, 6/4/15[3]	5,000,000	4,993,229
Wells Fargo Bank NA, 0.537%, 7/20/15[1]	4,000,000	4,004,704
		24,067,028

Beverages—3.6%
Bacardi USA, Inc.:
0.44%, 2/25/15[3]	2,700,000	2,699,241
0.45%, 2/11/15[3]	5,500,000	5,499,381
SABMiller Holdings, Inc., 0.42%, 3/3/15[3]	7,000,000	6,997,631
		15,196,253

Chemicals—6.7%
Agrium US, Inc., 0.45%, 2/23/15[3]	8,000,000	7,997,900
Airgas, Inc., 0.44%, 3/9/15[3]	8,200,000	8,196,492
Ecolab, Inc.:
0.43%, 2/12/15	1,500,000	1,499,821
0.44%, 2/5/15	1,500,000	1,499,945
0.47%, 2/9/15	5,000,000	4,999,543
PPG Industries, Inc., 0.51%, 2/4/15	3,500,000	3,499,901
		27,693,602

Diversified Financial Services—1.0%
Western Union Co., 1.231%, 8/21/15[1]	4,315,000	4,327,846

Electric Utilities—3.7%
Puget Sound Energy, Inc., 0.41%, 2/9/15	7,500,000	7,499,402
Sempra Energy, 0.44%, 2/5/15[3]	8,000,000	7,999,707
		15,499,109

Insurance—2.4%
Prudential Financial, Inc.:
0.502%, 4/17/15[3]	2,200,000	2,198,725
0.502%, 4/10/15[3]	5,000,000	4,997,404
0.552%, 2/13/15[3]	2,000,000	1,999,664
0.552%, 2/20/15[3]	1,000,000	999,725
		10,195,518

Leasing & Factoring—5.0%
Daimler Finance North America LLC, 0.604%, 2/26/15[3]	2,000,000	1,999,200
Hitachi Capital America Corp.:
0.41%, 2/5/15	6,000,000	5,999,795
0.54%, 2/9/15	6,000,000	5,999,370

12      OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Leasing & Factoring (Continued)
Hyundai Capital America:
0.501%, 4/28/15[3]	$3,000,000	$2,997,734
0.521%, 4/7/15[3]	4,000,000	3,997,804
		20,993,903

Media—2.9%
CBS Corp., 0.38%, 2/3/15[3]	8,000,000	7,999,916
Omnicom Capital, Inc., 0.36%, 2/9/15[3]	3,950,000	3,949,724
		11,949,640

Metals & Mining—2.0%
Glencore Funding LLC, 0.46%, 2/11/15[3]	8,200,000	8,199,057

Multi-Utilities—4.1%
Virginia Electric & Power Co., 0.38%, 2/2/15[3]	8,000,000	8,000,000
Xcel Energy, Inc., 0.401%, 5/8/15[3]	9,000,000	8,992,625
		16,992,625

Municipal—5.8%
Albany, NY Industrial Development Agency Revenue Bonds, Albany Medical Center, 0.77%, 5/1/27[1,4]	1,095,000	1,095,000
IN Development Finance Authority, 0.30%, 12/1/38[1,4]	8,100,000	8,100,000
Maricopa Cnty., AZ Pollution Control Corp., 0.26%, 5/1/29[1,4]	5,000,000	5,000,000
Olathe, KS Industrial Development Revenue Bonds, Diamant Boart, Inc. Project, Series 1997B, 0.38%, 3/1/27[1,4]	2,000,000	2,000,000
Union Cnty., AR Industrial Development Revenue Bonds, Tin Fiber Project, 0.29%, 10/1/27[1,4]	8,100,000	8,100,000
		24,295,000

Oil, Gas & Consumable Fuels—1.2%
Canadian Natural Resources Ltd., 0.632%, 3/30/16[1]	5,000,000	4,992,950

Specialty Retail—1.9%
Reed Elsevier, Inc., 0.40%, 2/4/15[3]	8,000,000	7,999,822

Tobacco—2.9%
BAT International Finance plc:
0.43%, 2/5/15[3]	3,050,000	3,049,891
0.46%, 2/20/15[3]	4,400,000	4,398,988
0.46%, 3/2/15[3]	4,500,000	4,498,390
		11,947,269

Water Utilities—1.7%
American Water Capital Corp.:
0.37%, 2/10/15[3]	2,500,000	2,499,794
0.40%, 2/11/15[3]	4,450,000	4,449,555
		6,949,349
Total Short-Term Notes (Cost $214,481,750)		214,498,898

13      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Certificates of Deposit—8.1%
Credit Suisse, New York Branch:
0.468%, 4/16/15[1]	$5,000,000	$4,998,620
0.505%, 7/2/15[1]	3,000,000	2,999,946
0.553%, 8/24/15[1]	1,600,000	1,600,465
Deutsche Bank AG, New York:
0.577%, 7/15/15[1]	5,000,000	5,000,095
0.581%, 6/3/15[1]	5,000,000	5,000,085
Nordea Bank Finland plc, New York, 0.627%, 6/21/16[1]	1,000,000	1,002,555
Skandinaviska Enskilda Banken AB, New York, 0.587%, 9/21/15[1]	5,000,000	5,002,270
Swedbank AB, New York:
0.673%, 12/16/16[1]	5,000,000	5,001,365
0.682%, 1/6/17[1]	3,000,000	2,999,601
Total Certificates of Deposit (Cost $33,602,041)		33,605,002

	Shares
Investment Company—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[5,6] (Cost $4,901,775)	4,901,775	4,901,775

Total Investments, at Value (Cost $415,886,365)	100.1%	416,077,251
Net Other Assets (Liabilities)	(0.1)	(446,021)
Net Assets	100.0%	$415,631,230

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $45,052,790 or 10.84% of the Fund’s net assets as of January 30, 2015.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $135,645,628 or 32.64% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Security has a short-term demand feature.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares January 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	16	65,501,759	60,600,000	4,901,775

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,901,775	$2,165

6. Rate shown is the 7-day yield as of January 30, 2015.

14      OPPENHEIMER ULTRA-SHORT DURATION FUND

Futures Contracts as of January 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/15	75	$16,482,422	$14,924

See accompanying Notes to Financial Statements.

15      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 2015[1] Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $410,984,590)	$411,175,476
Affiliated companies (cost $4,901,775)	4,901,775
416,077,251
Cash	80,226
Cash used for collateral on futures	50,000
Receivables and other assets:
Interest and dividends	1,255,907
Shares of beneficial interest sold	122,156
Other	44,700
Total assets	417,630,240

Liabilities
Payables and other liabilities:
Investments purchased	1,925,494
Shares of beneficial interest redeemed	39,000
Variation margin payable	11,745
Trustees’ compensation	10,522
Dividends	27
Other	12,222
Total liabilities	1,999,010

Net Assets	$415,631,230

Composition of Net Assets
Par value of shares of beneficial interest	$41,490
Additional paid-in capital	415,370,253
Accumulated net investment income	2,991
Accumulated net realized gain on investments	40,534
Net unrealized appreciation on investments	175,962
Net Assets	$415,631,230

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $100,132 and 10,000 shares of beneficial interest outstanding)	$10.01
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,999 and 998 shares of beneficial interest outstanding)	$10.02
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $415,521,099 and 41,479,212 shares of beneficial interest outstanding)	$10.02

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 30, 2015[1] Unaudited

Investment Income
Interest	$1,309,539
Dividends from affiliated companies	2,165
Total investment income	1,311,704

Expenses
Management fees	748,294
Transfer and shareholder servicing agent fees:
Class A	26
Class I	1
Class Y	124,689
Shareholder communications - Class Y	6,905
Trustees’ compensation	18,389
Custodian fees and expenses	2,185
Other	31,571
Total expenses	932,060
Less waivers and reimbursements of expenses	(308,447)
Net expenses	623,613
Net Investment Income	688,091
Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	81,830
Net change in unrealized appreciation/depreciation on:
Investments	(113,604)
Futures contracts	(14,924)
Net change in unrealized appreciation/depreciation	(128,528)
Net Increase in Net Assets Resulting from Operations	$641,393

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015 [1] (Unaudited)	Year Ended July 31, 2014
Operations
Net investment income	$688,091	$1,796,524
Net realized gain	81,830	236,380
Net change in unrealized appreciation/depreciation	(128,528)	52,355

Net increase in net assets resulting from operations	641,393	2,085,259
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(107)	(244)
Class I	(6)	—
Class Y	(687,969)	(1,826,458)

	(688,082)	(1,826,702)
Distributions from net realized gain:
Class A	(20)	(30)
Class I	(1)	—
Class Y	(97,673)	(179,406)

	(97,694)	(179,436)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	—	—
Class I	10,000	—
Class Y	(183,893,332)	133,876,156

	(183,883,332)	133,876,156
Net Assets
Total increase (decrease)	(184,027,715)	133,955,277
Beginning of period	599,658,945	465,703,668

End of period (including accumulated net investment income of $2,991 and $2,982, respectively)	$415,631,230	$599,658,945

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.02	$10.01	$10.01	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.01	0.02	0.04	0.05	0.00	[4]
Net realized and unrealized gain (loss)	(0.01)	0.01	0.00 [4]	0.02	0.00	[4]
Total from investment operations	0.00	0.03	0.04	0.07	0.00	[4]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.02)	(0.04)	(0.05)	0.00	[4]
Distributions from net realized gain	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.01)	(0.02)	(0.04)	(0.06)	0.00	[4]
Net asset value, end of period	$10.01	$10.02	$10.01	$10.01	$10.00

Total Return, at Net Asset Value[5]	0.03%	0.37%	0.42%	0.63%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100	$100	$100	$100	$100
Average net assets (in thousands)	$100	$100	$100	$100	$100
Ratios to average net assets:[6]
Net investment income	0.21%	0.24%	0.37%	0.47%	0.00%[7]
Total expenses[8]	0.37%	0.37%	0.38%	0.44%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.32%	0.32%	0.38%	0.40%	0.61%
Portfolio turnover rate	44%	86%	61%	60%	28%

1. January 30, 2015 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from April 25, 2011 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period. 4. Less than $0.005 per share.
5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
6. Annualized for periods less than one full year. 7. Less than 0.005%. 8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	0.37%
Year Ended July 31, 2014	0.37%
Year Ended July 31, 2013	0.38%
Year Ended July 31, 2012	0.44%
Period Ended July 29, 2011	1.31%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Period Ended January 30, 2015[1,2] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.02
Income (loss) from investment operations:
Net investment income[3]	0.01
Net realized and unrealized loss	(0.01)
Total from investment operations	0.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[4]
Distributions from net realized gain	(0.00)[4]
Total dividends and/or distributions to shareholders	(0.00)[4]
Net asset value, end of period	$10.02

Total Return, at Net Asset Value[5]	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[6]
Net investment income	0.30%
Total expenses[7]	0.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.24%
Portfolio turnover rate	44%

1. January 30, 2015 represents the last business day of the Fund’s reporting period.

2. For the period from November 28, 2014 (inception of offering) to January 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended January 30, 2015	0.33%

See accompanying Notes to Financial Statements

20      OPPENHEIMER ULTRA-SHORT DURATION FUND

Class Y	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.02	$10.02	$10.02	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.01	0.03	0.05	0.06	0.01
Net realized and unrealized gain	0.00	0.00 [4]	0.00 [4]	0.03	0.00 [4]
Total from investment operations	0.01	0.03	0.05	0.09	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.03)	(0.05)	(0.06)	(0.01)
Distributions from net realized gain	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.01)	(0.03)	(0.05)	(0.07)	(0.01)
Net asset value, end of period	$10.02	$10.02	$10.02	$10.02	$10.00

Total Return, at Net Asset Value[5]	0.16%	0.34%	0.55%	0.87%	0.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415,521	$599,559	$465,604	$209,181	$10,005
Average net assets (in thousands)	$491,178	$583,205	$317,099	$146,078	$10,002
Ratios to average net assets:[6]
Net investment income	0.28%	0.31%	0.48%	0.64%	0.25%
Total expenses[7]	0.38%	0.38%	0.39%	0.39%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.25%	0.25%	0.25%	0.36%
Portfolio turnover rate	44%	86%	61%	60%	28%

1. January 30, 2015 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from April 25, 2011 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 30, 2015	0.38%
Year Ended July 31, 2014	0.38%
Year Ended July 31, 2013	0.39%
Year Ended July 31, 2012	0.39%
Period Ended July 29, 2011	1.58%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Ultra-Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Manager has entered into a sub-advisory agreement with OFI. As of January 30, 2015, approximately 97.7% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class I, and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class I and Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class I shares were first publicly offered November 28, 2014.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

22      OPPENHEIMER ULTRA-SHORT DURATION FUND

2. Significant Accounting Policies (Continued)

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and

23      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$415,886,947

Gross unrealized appreciation	$213,055
Gross unrealized depreciation	(22,751)

Net unrealized appreciation	$190,304

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

24      OPPENHEIMER ULTRA-SHORT DURATION FUND

3. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price

25      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

26      OPPENHEIMER ULTRA-SHORT DURATION FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$6,902,117	$—	$6,902,117
Corporate Bonds and Notes	—	156,169,459	—	156,169,459
Short-Term Notes	—	214,498,898	—	214,498,898
Investment Company	4,901,775	—	—	4,901,775
Certificates of Deposit	—	33,605,002	—	33,605,002

Total Investments, at Value	4,901,775	411,175,476	—	416,077,251
Other Financial Instruments:
Futures contracts	14,924	—	—	14,924

Total Assets	$4,916,699	$411,175,476	$—	$416,092,175

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

27      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as

28      OPPENHEIMER ULTRA-SHORT DURATION FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the six months ended January 30, 2015, the Fund had an ending monthly average market value of $2,354,632 on futures contracts sold.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

29      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must

30      OPPENHEIMER ULTRA-SHORT DURATION FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of January 30, 2015:

Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin payable	$11,745*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$(14,924)

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015[1]		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class I
Sold	998	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	998	$10,000	—	$—

Class Y
Sold	833,461	$8,351,265	30,985,126	$310,471,035
Dividends and/or distributions reinvested	77,704	778,449	198,574	1,989,977
Redeemed	(19,263,784)	(193,023,046)	(17,822,827)	(178,584,856)

Net increase (decrease)	(18,352,619)	$(183,893,332)	13,360,873	$133,876,156

1. For the six months ended January 30, 2015 for Class A and Class Y shares, and for the period from November 28, 2014 (inception of offering) to January 30, 2015 for Class I shares.

31      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended January 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$90,714,988	$103,516,103

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

32      OPPENHEIMER ULTRA-SHORT DURATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees to limit the annual total expenses for Class A shares to 0.65% and for Class I and Class Y shares to 0.25% of average daily assets and to waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class Y shares. During the six months ended January 30, 2015, the Manager waived fees and/or reimbursed the Fund $26, $2 and $306,151 for Class A, Class I and Class Y shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended January 30, 2015, the Manager waived fees and/or reimbursed the Fund $2,268 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the

33      OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation (Continued)

outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

34      OPPENHEIMER ULTRA-SHORT DURATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

35      OPPENHEIMER ULTRA-SHORT DURATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail ultrashort bond funds. The Board noted that the Fund underperformed its performance category median for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail ultrashort bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses and its contractual management fees were lower than their respective peer group medians and category medians. Within the total asset range of $250 million to $500 million, the Fund’s effective management fee rate was higher than its peer group median and its category median. The Board also considered that the Manager has agreed to contractually limit the total annual expenses for Class A shares to 0.65% and for Class Y shares to 0.25% of average daily net assets. This voluntary expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from its relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. The Board noted that the Fund does not have management fee breakpoints at this time.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including

36      OPPENHEIMER ULTRA-SHORT DURATION FUND

compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

37      OPPENHEIMER ULTRA-SHORT DURATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

38      OPPENHEIMER ULTRA-SHORT DURATION FUND

OPPENHEIMER ULTRA-SHORT DURATION FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee
Margaret Hui, Vice President
Joseph Welsh, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

39      OPPENHEIMER ULTRA-SHORT DURATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

40      OPPENHEIMER ULTRA-SHORT DURATION FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at **800 CALL OPP (800 225 5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1740.001.0115 March 23, 2015

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Ultra-Short Duration Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/9/2015